UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2018

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2018 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on May 23, 2018, AAWW’s shareholders approved the Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan (the “Plan”) to replace the Company’s 2016 Incentive Plan, as amended. The Plan is described in detail in “Proposal No. 4 – Approval of our 2018 Incentive Plan” in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 19, 2018. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is set forth as Exhibit B to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On May 23, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) at the Belmond Charleston Place Hotel in Charleston, South Carolina. The final results of the shareholder vote on the four proposals brought before the Annual Meeting were as follows:

(1) All nominees for Director were incumbents (other than Jane H. Lute and Sheila A. Stamps) and were elected to serve until the 2019 Annual Meeting of Shareholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

				Broker
Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Robert F. Agnew	22,355,049	148,080	137,230	1,578,046
Timothy J. Bernlohr	22,016,471	485,208	138,680	1,578,046
Charles F. Bolden, Jr.	22,329,984	173,135	137,240	1,578,046
William J. Flynn	22,476,508	27,486	136,365	1,578,046
Bobby J. Griffin	21,886,510	616,809	137,040	1,578,046
Carol B. Hallett	21,787,832	715,570	136,957	1,578,046
Jane H. Lute	22,454,257	49,135	136,967	1,578,046
Duncan J. McNabb	22,296,433	206,696	137,230	1,578,046
Sheila A. Stamps	22,453,818	49,584	136,957	1,578,046
John K. Wulff	22,292,116	210,008	138,235	1,578,046

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified with the following votes:

Votes For	Votes Against	Abstentions

23,354,492	726,545	137,368

(3) The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
21,359,194	1,139,504	141,661	1,578,046

(4) The Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
19,716,398	2,783,307	140,654	1,578,046

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

May 29, 2018	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Executive Vice President, General Counsel and Secretary